SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2003



                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           OREGON                         0-21820                 93-0822509
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

     On June 9, 2003, Key Technology, Inc. (the "Company") issued a press release announcing that Kirk W. Morton has been elected to succeed Thomas C. Madsen as Chief Executive Officer of the Company.

     A copy of the press release issued by Key Technology in connection with the announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1              Key Technology, Inc. Press Release, dated June 9, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                      KEY TECHNOLOGY, INC.



                                      /s/ THOMAS C. MADSEN
                                      ------------------------------------
                                      Thomas C. Madsen,
                                      Chairman and Chief Executive Officer

Dated:  June 9, 2003

                                  EXHIBIT INDEX


   Exhibit No.         Description
 ---------------     --------------------------------------------------------

      99.1             Key Technology, Inc. Press Release, dated June 9, 2003